UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2020
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events.
On November 25, 2020, L3Harris Technologies, Inc. (“L3Harris”) closed its issuance and sale of $650 million aggregate principal amount of 1.800% Notes due 2031 (the “Notes”).

The Notes were offered and sold under L3Harris’ “automatic shelf” Registration Statement on Form S-3 (Registration No. 333-233827) filed with the Securities and Exchange Commission (“SEC”) on September 18, 2019 (the “Registration Statement”). In connection with the issuance and sale of the Notes, L3Harris filed a Prospectus, dated September 18, 2019, and a related Prospectus Supplement, dated November 10, 2020, which relate to the issuance and sale of the Notes, and entered into an Underwriting Agreement, dated as of November 10, 2020, with Barclays Capital Inc., HSBC Securities (USA) Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, on behalf of themselves and the several underwriters named therein, which was filed as an exhibit to L3Harris’ Current Report on Form 8-K filed with the SEC on November 12, 2020.

The Notes were issued pursuant to an Indenture, dated as of September 3, 2003 (Exhibit 4.2 to the Registration Statement), between L3Harris and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York, as trustee.

The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference:

a.Form of 1.800% Global Note due 2031; and
b.Opinion of Holland & Knight LLP as to the validity of the Notes.

L3Harris will use the net proceeds from the sale of the Notes, together with cash on hand, to fund the redemption in full of all of the $650 million aggregate principal amount of its 4.950% Senior Notes due February 15, 2021 (approximately $501 million of which was issued by it and approximately $149 million of which was issued by its subsidiary, L3 Technologies, Inc.) and to pay accrued interest, fees and expenses associated with such redemption, and for general corporate purposes.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Form of 1.800% Global Note due 2031.
5.1	Opinion of Holland & Knight LLP as to the validity of the Notes.
23.1	Consent of Holland & Knight LLP (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Jesus Malave Jr.
		Name:	Jesus Malave Jr.
Date: November 25, 2020		Title:	Senior Vice President and Chief Financial Officer

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